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                                                                    EXHIBIT 23.5

                                  [LETTERHEAD]


                          INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of United Community Bancshares, Inc. on Form S-1 of our report dated January 31, 1996, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ LARSON, ALLEN, WEISHAIR & CO., LLP
                                          LARSON, ALLEN, WEISHAIR & CO., LLP

Minneapolis, Minnesota
October 21, 1996